EXHIBIT 10.84

TENTH LOAN MODIFICATION AGREEMENT

This Tenth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into on September 15, 2006, and made effective as of  September 13, 2006, by and between SILICON VALLEY BANK, a California chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts  02462 (“Bank”) and ASPEN TECHNOLOGY, INC., a Delaware corporation with offices at Ten Canal Park, Cambridge, Massachusetts 02141 for itself and as successor by merger with ASPENTECH, INC., a Texas corporation  with offices at Ten Canal Park, Cambridge, Massachusetts 02141 (“Borrower”).

1.                                       DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 30, 2003, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 30, 2003 between Borrower, Aspentech, Inc. and Bank, as amended by a certain letter agreement dated February 14, 2003, a certain First Loan Modification Agreement dated June 27, 2003, a certain Second Loan Modification Agreement dated September 10, 2004, a certain Third Loan Modification Agreement dated January 28, 2005, a certain Fourth Loan Modification Agreement dated April 1, 2005, a certain Fifth Loan Modification Agreement dated May 6, 2005, a certain Sixth Loan Modification Agreement dated June 15, 2005, a certain Seventh Loan Modification Agreement dated September, 2005, a certain Eighth Amendment to Loan and Security Agreement dated November 22, 2005, and as further amended by a certain Ninth Loan Modification Agreement dated July 17, 2006 (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.                                       DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”).

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations including the Export-Import Bank Loan and Security Agreement dated as of January 30, 2003, as amended, shall be referred to as the “Existing Loan Documents”.

3.                                       DESCRIPTION OF CHANGE IN TERMS.

Modifications to Loan Agreement.

(i)                                     The Loan Agreement shall be amended by deleting the following text appearing in Section 4 of the Schedule to the Loan Agreement:

“MATURITY DATE

(Section 6.1):                September 13, 2006”

and inserting in lieu thereof the following:

“MATURITY DATE

(Section 6.1):                January 15, 2007”

(ii)                                  The Loan Agreement shall be amended by deleting Section 5(a) of the Schedule thereto in its entirety and inserting in lieu thereof the following:

“a. Minimum Tangible Net Worth:

Borrower shall at all times maintain, to be tested monthly, as of the last day of each month, a Tangible Net Worth of not less than the sum of (i) plus (ii) below:

(i)

(a) from April 1, 2005 through and including April 30, 2005 - $35,000,000;

(b) from May 1, 2005 through and including May 31, 2005 - $25,000,000;

(c) from June 1, 2005 through and including June 30, 2005 - $21,000,000;

(d) from July 1, 2005 through and including July 31, 2005 - $14,000,000;

(e) from August 1, 2005 through and including August 31, 2005 - $7,000,000;

(f) from September 1, 2005 through and including September 30, 2005 - $21,000,000;

(g) from October 1, 2005 through and including October 31, 2005 - $14,000,000;

(h) from November 1, 2005 through and including November 30, 2005 - $7,000,000;

(i) from December 1, 2005 through and including December 31, 2005 - $26,000,000;

(j) from January 1, 2006 through and including January 31, 2006 - $19,000,000;

(k) from February 1, 2006 through and including February 28, 2006 - $12,000,000;

(l) from March 1, 2006 through and including March 31, 2006 - $31,000,000;

(m) from April 1, 2006 through and including April 30, 2006 - $24,000,000;

(n) from May 1, 2006 through and including May 31, 2006 - $17,000,000;

(o) from June 1, 2006 through and including June 30, 2006 - $36,000,000;

(p) from July 1, 2006 through and including July 31, 2006 - $29,000,000;

(q) from August 1, 2006 through and including August 31, 2006 - $22,000,000;

(r) from September 1, 2006 through and including September 30, 2006 - $41,000,000;

(s) from October 1, 2006 through and including October 31, 2006 - $34,000,000;

(t) from November 1, 2006 through and including November 30, 2006 - $27,000,000; and

(u) from December 1, 2006 through and including December 31, 2006 - $46,000,000;          .

 (ii) 75% of all consideration received after July 1, 2005 from proceeds from the issuance of any equity securities of the Borrower (other than (i) the issuance of stock options, restricted stock or other stock-based awards under the Borrower’s director or employee stock incentive plans, or (ii) stock purchases under the Borrower’s employee stock purchase plan).”

(iii)                               The Loan Agreement shall be amended by deleting Section 5(c) of the Schedule thereto in its entirety and inserting in lieu thereof the following:

 “c. Adjusted Quick Ratio:

Borrower shall maintain, at all times, to be tested monthly, an Adjusted Quick Ratio of at least:

(a) from April 1, 2005 through and including April 30, 2005 - 1.35 to 1.0;

(b) from May 1, 2005 through and including May 31, 2005 - 1.20 to 1.0;

(c) from June 1, 2005 through and including June 30, 2005 - 1.15 to 1.0;

(d) from July 1, 2005 through and including July 31, 2005 - 1.05 to 1.0;

(e) from August 1, 2005 through and including August 31, 2005 - 0.95 to 1.0;

(f) from September 1, 2005 through and including September 30, 2005 - 1.15 to 1.0;

(g) from October 1, 2005 through and including October 31, 2005 - 1.05 to 1.0;

(h) from November 1, 2005 through and including November 30, 2005 - 0.95 to 1.0;

(i) from December 1, 2005 through and including December 31, 2005 - 1.20 to 1.0

(j) from January 1, 2006 through and including January 31, 2006 - 1.10 to 1.0;

(k) from February 1, 2006 through and including February 28, 2006 - 1.00 to 1.0;

(l) from March 1, 2006 through and including March 31, 2006 - 1.25 to 1.0;

(m) from April 1, 2006 through and including April 30, 2006 - 1.15 to 1.0;

(n) from May 1, 2006 through and including May 31, 2006 - 1.05 to 1.0; and

(o) from June 1, 2006 and thereafter - 1.25 to 1.0.”

4.                                       FINANCIAL STATEMENT RESTATEMENT/BANK ACKNOWLEDGEMENT AND MODIFICATION.  Borrower has furnished Bank with Borrower’s press release relating to selected preliminary financial results for the fiscal year ended June 30, 2006 issued on September 6, 2006 (the “Release Disclosure”).  Bank acknowledges that, to the extent a restatement of certain financial statements is necessary with respect to the matters disclosed in the Release Disclosure, such restatement and the matters disclosed in the Release Disclosure (to the extent specifically disclosed in the Release Disclosure) shall not be deemed to constitute a breach by Borrower of its representations, warranties and covenants pursuant to Section 3.6, 3.7 or 3.9 of the Loan Agreement (and such Sections shall be deemed to be modified to the extent necessary to account for any required restatement and the matters disclosed in the Release Disclosure) or otherwise be deemed by Bank to constitute an Event of Default under the Loan Agreement.

5.                                       FEES.  Borrower shall pay to Bank a modification fee of $8,611.11, which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

6.                                       RATIFICATION OF NEGATIVE PLEDGE.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Negative Pledge Agreements each dated as of January 30, 2003 between Borrower and Bank, and acknowledges, confirms and agrees that said Negative Pledge Agreement  shall remain in full force and effect.

7.                                       RATIFICATION OF PERFECTION CERTIFICATES.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in certain Perfection Certificates each dated as of January 30, 2003, as amended and affected by Schedule 1 to the Fourth Amendment and Exhibit A to the Fourth Amendment and acknowledges, confirms and agrees the disclosures and information therein and/or in Schedule 3.10 to the Loan Agreement have not changed as of the date hereof, except as set forth on Schedule 1 annexed hereto.

8.                                       CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9.                                       RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10.                                 NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11.                                 CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this  Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.

12.                                 COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:

ASPEN TECHNOLOGY, INC.

By:	/s/ Leo S. Vannoni
Name: Leo S. Vannoni
Title:VP & Treasurer

BANK:

SILICON VALLEY BANK

By:	/s/ Michael Fell
Name:Michael Fell
Title: Assistant Vice President

The undersigned, ASPENTECH SECURITIES CORP., a Massachusetts corporation,  ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Unlimited Guaranty dated January 30, 2003 (the “Guaranty”) and a certain Security Agreement dated as of January 30, 2003 (the “Security Agreement”) and acknowledges, confirms and agrees that the Guaranty and Security Agreement shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

ASPENTECH SECURITIES CORP.

By:	/s/ Leo S. Vannoni
Name: Leo S. Vannoni
Title: Treasurer